Neuberger Berman Equity Funds®

Supplement to the Summary Prospectuses and Prospectuses of Neuberger Berman Large Cap Value Fund, each dated December 15, 2020, as amended and supplemented

Effective immediately, Mr. David Levine has been added as an Associate Portfolio Manager of the Neuberger Berman Large Cap Value Fund (the “Fund”).

As such, effective immediately, the Fund’s Summary Prospectuses and Prospectuses are revised as follows:

(a)	The “Portfolio Manager” section of the Summary Prospectuses and Prospectuses for the Fund is deleted and replaced with the following:

Portfolio Managers

The Fund is managed by Portfolio Manager Eli M. Salzmann (Managing Director of the Manager) and Associate Portfolio Manager David Levine, CFA (Senior Vice President of the Manager). Mr. Salzmann has managed the Fund since 2011 and Mr. Levine has managed the Fund since April 2021.

(b)	The “Management of the Fund - Portfolio Managers” section of the Prospectuses for the Fund is deleted and replaced with the following:

Eli M. Salzmann is a Managing Director of the Manager. Mr. Salzmann joined the firm in 2011 and has been the Portfolio Manager of the Fund since 2011. Prior to joining the firm, Mr. Salzmann spent nearly 14 years at another investment manager where he was a Partner, Director of Large-Cap Value and a portfolio manager specializing in U.S. Large-Cap Value strategies.

David Levine, CFA, is a Senior Vice President of the Manager. Mr. Levine joined the firm in 1995 and has been a portfolio manager for the firm’s Large Cap Value team since 2001. He has been an Associate Portfolio Manager of the Fund since April 2021.

The date of this supplement is April 1, 2021.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

Shareholder Services 800.877.9700 Institutional Services 800.366.6264

www.nb.com